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                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  Each person whose signature appears below hereby constitutes and appoints James W. Guedry andBarbara L. Smithers, and each of them, his or her true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, and in any and all capacities, to sign, execute and affix their seal thereto and file any and all Form S-8 Registration Statements for Stock Option, Restricted Stock, Savings Investment and other employee benefit plans of International Paper for its employees/directors and on behalf of International Paper Company (the "Company"), under the Securities Act of 1933, as amended, together with any and all amendments thereto (including post-effective amendments) to such Form S-8 Registration Statements and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or his, her or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capaci-ties and on the dates indicated.

              Signature                        Title                 Date

         /s/ John T. Dillon            Director and              June 8, 1999
-------------------------------------   Chairman of the
           John T. Dillon               Board (Chief
                                        Executive Officer)

         /s/ C. Wesley Smith           Executive Vice            June 8, 1999
-------------------------------------   President and
           C. Wesley Smith              Director

         /s/ Peter I. Bijur            Director                  June 8, 1999
-------------------------------------
           Peter I. Bijur

         /s/ Robert J. Eaton           Director                  June 8, 1999
-------------------------------------
           Robert J. Eaton

                                       Director
-------------------------------------
           John A. Georges

         /s/ Samir G. Gibara           Director                  June 8, 1999
-------------------------------------
           Samir G. Gibara

-------------------------------------
         James A. Henderson

         /s/ John R. Kennedy           Director                  June 8, 1999
-------------------------------------
           John R. Kennedy

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        /s/ Robert D. Kennedy           Director                 June 8, 1999
-------------------------------------
          Robert D. Kennedy

       /s/ W. Craig McClelland          Director                 June 8, 1999
-------------------------------------
         W. Craig McClelland

        /s/ Donald F. McHenry           Director                 June 8, 1999
-------------------------------------
          Donald F. McHenry

        /s/ Patrick F. Noonan           Director                 June 8, 1999
-------------------------------------
          Patrick F. Noonan

        /s/ Jane C. Pfeiffer            Director                 June 8, 1999
-------------------------------------
          Jane C. Pfeiffer

       /s/ Charles R. Shoemate          Director                 June 8, 1999
-------------------------------------
         Charles R. Shoemate

       /s/ Jeremiah J. Sheehan          Director                 June 8, 1999
-------------------------------------

         Jeremiah J. Sheehan
         /s/ John V. Faraci             Director                 June 8, 1999
-------------------------------------

           John V. Faraci
        /s/ Andrew R. Lessin            Director                 June 8, 1999
-------------------------------------
          Andrew R. Lessin